SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 8, 2007

ADUDDELL INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-24684	73-1587867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 N.W. Expressway Oklahoma City, Oklahoma 73118
(Address of principal executive offices) (Zip Code)

(405) 810-2969
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 8, 2007, Aduddell Industries, Inc. (the "Company"), Aduddell Merger, Inc., the Company's wholly owned subsidiary ("Merger Sub") and Brent Anderson Associates, Inc. ("BAA") completed its Agreement and Plan of Merger (the "Merger Agreement"). Preliminary terms of the merger and the final Merger Agreement were filed on Form 8-K with the Securities and Exchange Commission on December 14, 2006 and March 14, 2007, respectively. Financial statements of BAA and the pro forma financial statements relating to the acquisition of BAA are attached as exhibits to this Form 8-K/A.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The financial statements required to be filed as a result of the merger transaction are as follows:

BRENT ANDERSON ASSOCIATES, INC.

Audited Financial Statements

•	Independent Auditor's Report
•	Balance Sheets as of March 31, 2006 and 2005
•	Statements of Operations for the years ended March 31, 2006 and 2005
•	Statements of Stockholder’s Equity (Deficit) for the years ended March 31, 2006 and 2005
•	Statements of Cash Flows for the years ended March 31, 2006 and 2005
•	Notes to Financial Statements

Unaudited Financial Statements

•	Balance Sheet as of September 30, 2006
•	Statement of Operations for the six months ended September 30, 2006
•	Statement of Cash Flows for the six months ended September 30, 2006
•	Unaudited Notes to Financial Statements

Pro forma Financial Statements

•	Unaudited Balance Sheet as of September 30, 2006
•	Unaudited Statement of Operations for the year ended March 31, 2006 and the six months ended September 30, 2006

2

BRENT ANDERSON ASSOCIATES, INC.

FINANCIAL REPORT

March 31, 2006

C O N T E N T S

Page

INDEPENDENT AUDITOR'S REPORT ON THE FINANCIAL STATEMENTS	1

FINANCIAL STATEMENTS
Balance sheets	2
Statement of operations	3
Statement of stockholder's equity (deficit)	4
Statement of cash flows	5
Notes to financial statements	6-14

INDEPENDENT AUDITOR'S REPORT ON THE SUPPLEMENTARY INFORMATION	15

SUPPLEMENTARY INFORMATION
General and administrative expenses	16

[OCEL, HEIMER & ASSOCIATES, LTD. LOGO]

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors

Brent Anderson Associates, Inc.

Fridley, Minnesota

We have audited the accompanying balance sheets of Brent Anderson Associates, Inc. as of March 31, 2006 and 2005 and the related statements of operations, stockholder’s equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brent Anderson Associates, Inc. as of March 31, 2006 and 2005 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 9, the Company has suffered losses from operations and its total liabilities exceed its total assets as of March 31, 2005. This raises doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 9. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/  Ocel, Heimer & Associates, Ltd.

Minneapolis, Minnesota

May 19, 2006

BRENT ANDERSON ASSOCIATES, INC.

BALANCE SHEETS

March 31, 2006 and 2005

ASSETS	2006	2005
CURRENT ASSETS
Cash	$11,620	$48,901
Contract receivables, less allowance for doubtful accounts of $25,000:
Current billings	2,397,231	1,735,591
Retainage	900,382	900,382
Unbilled	569,865	230,285
Due from stockholder (Note 3)	346,910	402,891
Due from affiliated companies (Note 3)	286,323	161,029
Other receivables and prepaid expenses	51,114	6,220
Costs and estimated earnings in excess of billings on uncompleted contracts (Note 2)	354,713	792,792
Marketable equity securities	818,125	467,500
Inventory	265,078	413,558
Income tax refund receivable	-	40,316

Total current assets	6,001,361	5,199,465

PROPERTY AND EQUIPMENT (Notes 3, 4 and 6)
Construction equipment	1,339,590	1,284,142
Vehicles	405,085	402,585
Office equipment	770,059	762,377
Consulting equipment	1,920,910	1,920,910
	4,435,644	4,370,014
Less accumulated depreciation	2,967,575	2,591,682
	1,468,069	1,778,332

	$7,469,430	$6,977,797

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
Line of credit (Note 4)	$2,474,000	$2,329,201
Current maturities of long-term debt (Note 6)	583,565	976,635
Accounts payable	2,796,196	1,829,344
Due to related parties (Note 3)	456,404	1,173,870
Billings in excess of costs and estimated earnings on uncompleted contracts (Note 2)	509,256	553,764
Accrued expenses	10,413	128,790

Total current liabilities	6,829,834	6,991,604

LONG-TERM DEBT, less current maturities (Note 6)	18,853	24,212

COMMITMENTS AND CONTINGENCIES (Notes 3 and 8)

STOCKHOLDER’S EQUITY
Common stock, $I par value; authorized 25,000 shares; issued and outstanding 1,000 shares	1,000	1,000
Additional paid-in capital	718,684	718,684
Unrealized gain on equity securities	543,125	192,500
Accumulated deficit	(642,066)	(950,203)
	620,743	(38,019)

	$7,469,430	$6,977,797

See Notes to Financial Statements.

BRENT ANDERSON ASSOCIATES, INC.

STATEMENTS OF OPERATIONS

Years Ended March 31, 2006 and 2005

	2006		2005
		% of		% of
	Amount	Revenues	Amount	Revenues

Contract revenues earned	$20,843,984	100.0%	$15,633,189	100.0%

Cost of revenues earned	16,078,364	77.1	13,880,244	88.8

Gross profit	4,765,620	22.9	1,752,945	11.2

General and administrative expenses	3,768,458	18.1	2,942,391	18.8

Operating income (loss)	997,162	4.8	(1,189,446)	(7.6)

Non-operating income (expense):
Interest expense	(745,084)	(3.6)	(626,264)	(4.0)
Interest income	61,446	0.3	78,592	0.5
Gain (loss) on sale of equipment	(362)	--	39,032	0.2
	(684,000)	(3.3)	(508,640)	(3.3)

Income (loss) before income taxes	313,162	1.5	(1,698,086)	(10.9)

Income tax expense (benefit) (Note 7)	5,025	--	(295,291)	(1.9)

Net income (loss)	$308,137	1.5%	$(1,402,795)	(9.0)%

See Notes to Financial Statements.

BRENT ANDERSON ASSOCIATES, INC.

STATEMENTS OF STOCKHOLDER'S EQUITY (DEFICIT)

Years Ended March 31, 2006 and 2005

	Common Stock	Additional Paid-in Capital	Unrealized Gain on Equity Securities	Retained Earnings (Accumulated Deficit)	Total

Balance, March 31, 2004	$ 1,000	$ 718,684	$ -	$ 452,592	$ 1,172,276

Comprehensive income:
Net loss	-	-	-	(1,402,795)	(1,402,795)
Net unrealized gain on
investment securities	-	-	192,500	-	192,500
	-	-	192,500	(1,402,795)	(1,210,295)

Balance, March 31, 2005	1,000	718,684	192,500	(950,203)	(38,019)

Comprehensive income:
Net loss	-	-	-	308,137	308,137
Net unrealized gain on
investment securities	-	-	350,625	-	350,625
	-	-	350,625	308,137	658,762

Balance, March 31, 2006	$ 1,000	$ 718,684	$ 543,125	$ (642,066)	$ 620,743

See Notes to Financial Statements

BRENT ANDERSON ASSOCIATES, INC.

STATEMENTS OF CASH FLOWS

Years Ended March 31, 2006 and 2005

	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES Cash received from contracts	$ 20,093,361	$ 15,805,414
Cash paid to suppliers and employees	(19,211,929)	(15,004,749)
Interest and miscellaneous income received	61,084	117,624
Interest paid	(745,084)	(626,264)
Income tax refunds	35,291	213,450

Net cash provided by operating activities	232,723	505,475

CASH FLOWS FROM. INVESTING ACTIVITIES Proceeds from sale of property and equipment	1,200	41,841
Purchase of marketable equity securities		(275,000)
Purchase of property and equipment	(73,555)	(344,404)
Due from stockholder	55,981	447,093

Net cash used in investing activities	(16,374)	(130,470)

CASH FLOWS FROM FINANCING ACTIVITIES Net advances from (payments on) line of credit	144,799	(170,000)
Payments of long-term debt	(404,129)	(392,607)
Proceeds from long-term debt	5,700	32,065

Net cash used in financing activities	(253,630)	(530,542)

Decrease in cash and cash equivalents	(37,281)	(155,537)
Cash and cash equivalents: Beginning of year	48,901	204,438

End of year	$ 11,620	$ 48,901
See Notes to Financial Statements.

	2006	2005
RECONCILIATION OF NET LOSS TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net income (loss)	$ 308,137	$ (1,402,795)
Adjustments to reconcile net income (loss) to net cash from operating activities: Depreciation	382,256	405,079
Loss (gain) on sale of equipment	362	(39,032)
Bad debts	17,680	73,831
Deferred income taxes	-	(260,000)
Decrease (increase) in assets: Contract receivables	(1,018,900)	(124,801)
Due from affiliated companies	(125,294)	(10,624)
Other receivables and prepaid expenses	(44,894)	40,393
Costs and estimated earnings in excess of billings on uncompleted contracts	438,079	(30,374)
Inventory	148,480	(74,029)
Income tax refund receivable	40,316	178,159
Increase (decrease) in liabilities: Accounts payable	966,852	313,191
Due to related parties	(717,466)	990,399
Billings in excess of costs and estimated earnings on uncompleted contracts	(44,508)	338,024
Accrued expenses	(118,377)	108,054
Net cash provided by operating activities	232,723	505,475
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES: Unrealized gain on marketable equity securities	$ 350,625	$ 192,500

BRENT ANDERSON ASSOCIATES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1.	Nature of Business and Significant Accounting Policies

Nature of business:

Brent Anderson Associates, Inc. (the Company) is a construction services organization which provides subcontracted roofing and waterproofing services to general contractors located primarily in the Twin Cities metropolitan area and certain areas of out-state Minnesota, Wisconsin, and Iowa. The Company grants credit for contracted work performed and the resulting receivables are generally unsecured. The collection of amounts due from customers may be influenced by economic fluctuations in the construction industry.

A summary of the Company’s significant accounting policies follows:

Estimates and assumptions:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include contract progress and profitability for contracts accounted for using the percentage of completion method and the allowance for doubtful accounts.

Inventory:

Inventory consists of construction materials recorded at the lower of average cost or market using the average cost method.

Property and equipment:

Property and equipment is recorded at original cost. Depreciation is computed using the straight-line method over the estimated useful lives of individual assets. Additions, improvements or major renewals are capitalized while repairs and maintenance are charged to operations as incurred. When property or equipment is sold or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations.

The following estimated useful lives are used in computing depreciation expense:

Description	Useful life
Construction equipment and vehicles	5 years
Office equipment	3-7 years
Consulting equipment	5 years

Depreciation expense totaled $382,256 and $405,079 for the years ended March 31, 2006 and 2005.

Revenue and cost recognition:

Revenues from fixed-price and modified fixed-price construction contracts are recognized using the percentage of completion method, measured by the percentage of costs incurred to date to estimated total costs for each contract. This method is used because management considers expended contract costs to be the best available measure of progress on these contracts.

Contract costs include all direct material, equipment and labor costs and those indirect costs related to contract performance, such as indirect labor and supplies. General and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, estimated profitability and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reliably estimated. The asset, “Costs and estimated earnings in excess of billings on uncompleted contracts,” represents revenues recognized in excess of amounts billed. The liability, “Billings in excess of costs and estimated earnings on uncompleted contracts,” represents billings in excess of revenues recognized.

Advertising:

The Company expenses the costs of advertising as incurred. Advertising expense was $18,755 and $10,663 for the years ended March 31, 2006 and 2005, respectively.

Cash and cash equivalents:

For purposes of reporting cash flows, the Company considers all investments purchased with a maturity of twelve months or less to be cash equivalents. The Company occasionally has cash on deposit in a bank in amounts that are in excess of federally insured limits.

Income taxes:

Deferred income taxes are provided for temporary differences between reporting of income for financial statement and tax purposes arising from differences in the methods of accounting for depreciation. Accelerated depreciation is used for tax reporting and straight-line depreciation is used for financial statement reporting. The Company accounts for these differences by using the liability method, whereby the related tax consequences are measured using the applicable tax rate.

Contract receivables:

Contract receivables are customer obligations due under normal trade terms. Management performs continuing credit evaluations of customers’ financial condition and reviews contracts receivable on a periodic basis to determine if any receivables are potentially uncollectible. Amounts determined to be uncollectible are written off in the period in which such determination is made. The company has an allowance of $25,000 for doubtful accounts for the years ended March 31, 2006 and 2005. The balances billed but not paid by customers pursuant to their contract retainage provisions will be due upon completion of the contracts and acceptance by the customer. Based upon the Company’s experience with similar contracts, all retainages are expected to be collected within one year. Unbilled receivables consist of work performed by the Company that will be billed upon approval of an appropriate change order request. The unbilled receivables were $569,865 and $230,285 for the years ended March 31, 2006 and 2005, respectively.

Marketable equity securities:

Marketable equity securities are stated at fair value, and unrealized holding gains are reported as a separate component of stockholder’s equity. The aggregate cost as of March 31, 2006 was $275,000. The net unrealized gain at March 31, 2006 was $543,125 and $192,500 at March 31, 2005. These securities have been restricted for resale until the earlier of 90 days after being listed on the AMEX or two years after the purchase date, March 2007.

Note 2.	Costs and Estimated Earnings on Uncompleted Contracts

	2006	2005

Costs incurred to date	$ 9,350,584	$ 9,736,245
Estimated earnings	2,874,467	2,428,324
	12,225,051	12,164,569
Less billings to date	12,379,594	11,925,541

	$ (154,543)	$ 239,028

Included in the accompanying balance sheets under the following captions:

Costs and estimated earnings in excess of billings on uncompleted contracts	$ 354,713	$ 792,792
Billings in excess of costs and estimated earnings on uncompleted contracts	(509,256)	(553,764)

	$ (154,543)	$ 239,028

Note 3.	Related Party Transactions

The Company leases its office and warehouse space from a company owned by the stockholder and the stockholder’s spouse. The building lease expires March, 2007 and provides for annual rents which includes real estate taxes, insurance, utilities, and repairs and maintenance. Rent expense was $246,920 and $209,010 for the years ended March 31, 2006 and 2005, respectively. The Company also provides professional services to this related company. Charges for these services were $40,969 and $46,124 for the years ended March 31, 2006 and 2005, respectively. There were no amounts receivable by the company for these services at March 31, 2006 and 2005.

The Company hires subcontract labor from a company owned by the spouse of the stockholder. The subcontract labor costs were $7,141,634 and $7,088,275 at March 31, 2006 and 2005, respectively. The amounts payable to this related company were $324,776 and $345,086 at March 31, 2006 and 2005, respectively.

The Company also provides professional services to this related company. Charges for these services were $18,528 and $39,011 for the years ended March 31, 2006 and 2005, respectively.

The Company had receivables from related companies in the amount of $286,323 and $161,029 at March 31, 2006 and 2005, respectively.

The Company had a receivable from its stockholder in the amount of $346,910 and $402,891 at March 31, 2006 and 2005, respectively.

The Company has notes payable due to related parties in the amount of $456,404 and $1,173,870 at March 31, 2006 and 2005, respectively.

The Company’s fixed assets include, under the heading of Consulting Equipment, a slide portfolio purchased from the stockholder. Additions of these fixed assets were $294,500 for the years ended March 31, 2005 and there were no additions for year ended March 31, 2006.

Note 4.	Line of Credit

The Company has a revolving line of credit with Eagle Crest Capital Bank through August 2006, which enables the Company to borrow up to $2,500,000 at .5% above the Wall Street Journal prime interest rate. The loans are secured by substantially all assets of the Company, guaranteed by the stockholder and collateralized by assets of the stockholder and his spouse. The agreements contain numerous covenants as of March 31, 2006, some of which the Company is in violation. The Company is currently in negotiations with the bank to restructure their debt.

Note 5.	Retirement Plan

The Company has a Profit Sharing and Retirement Savings Plan covering substantially all employees not covered by union-sponsored retirement plans.

Employees who meet certain age and service requirements may elect to contribute up to 15% of their salaries, up to a maximum of $12,000, to the plan.

The Company’s contribution is discretionary. For the years ended March 31, 2006 and 2005, the Company contributed an amount equal to 50% of the participants’ contributions. Expenses for the retirement plan totaled $2,289 and $3,165 for the years ended March 31, 2006 and 2005, respectively.

Note 6.	Long-Term Debt

The Company’s notes payable included the following at March 31:

	2006	2005

Note Payable, Home Federal Savings Bank, due in monthly installments of $33,151 including interest at 7.5%, secured by all Company assets, stockholder assets, personally guaranteed by stockholder, payable on demand, matures May, 2007

	$ 496,805	$ 834,120

Note Payable, Home Federal Savings Bank, due in monthly installments of $5,015 including interest at 7.5%, secured by all Company assets, stockholder assets, personally guaranteed by stockholder, payable on demand	71,922	123,129

Note Payable, Carlton Financial, monthly installments of $575 including interest at 10.92%, secured by various assets, matures July, 2008	14,148	19,196

Equipment notes payable, interest at 0% to 21%, secured by equipment, various maturity dates through 2008	19,543	24,402
	602,418	1,000,847
Less current maturities	583,565	976,635

	$ 18,853	$ 24,212

Aggregate annual maturities of long-term debt are as follows at March 31:

2007	$ 583,565
2008	14,581
2009	4,272

$ 602,418

At March 31, 2006 and 2005, the company was in violation of the covenants on the Home Federal Savings Bank debt. This debt has been classified as current for financial statement purposes. The Company has been negotiating with the bank to restructure this debt.

Note 7.	Income Taxes

The provision for taxes on income consists of the following for the years ended

March 31:

	2006	2005

Current
Federal (refunds)	$ -	$ (40,316)
State	5,025	5,025
Deferred income taxes	-	(260,000)

	$ 5,025	$ (295,291)

The following represents the approximate tax effect of each significant type of temporary difference giving rise to the deferred income tax liability.

	2006	2005

Deferred tax asset:
Minnesota net operating loss	$ 246,418	$ 209,000
Federal net operating loss	532,122	532,122
Bad debts	8,500	8,500
	787,040	749,622

Deferred tax liability:
Property, plant, and equipment	264,449	279,354
Valuation allowance	522,591	470,268
	787,040	749,622

Deferred tax liability, net	$ -	$ -

Note 8.	Lease Commitments

The Company leases equipment and vehicles under non-cancelable lease agreements expiring through February, 2008. The leases are personally guaranteed by the stockholder. Total rent expense under these leases was $208,171 and $166,313 for the years ended March 31, 2006 and 2005, respectively.

Future minimum lease payments under these leases are as follows for the years ending

March 31:

2007	$ 80,849
2008	44,260

$ 125,109

Note 9.	Financial Results and Liquidity

Although The Company has net income of $308,137 for 2006, the Company had incurred net losses of $1,402,795 and $498,789 for the years 2005 and 2004, respectively. The Company is making an effort to combat this negative trend by replacing various key employees having a direct impact on job profitability, segmenting its operating units to determine which areas need improvement and bidding more projects with higher profitability potential.

In connection with the negative cash flows for 2006 and 2005, the Company is in the process of restructuring its debt.

[OCEL, HEIMER & ASSOCIATES, LTD. LOGO]

INDEPENDENT AUDITOR’S REPORT ON THE SUPPLEMENTARY INFORMATION

To the Board of Directors

Brent Anderson Associates, Inc.

Fridley, Minnesota

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page sixteen is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the basic financial statements and, accordingly, we express no opinion on it.

Our report covering the basic financial statements indicates that there is doubt as to the Company’s ability to continue as a going concern, the outcome of which cannot presently be determined and that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Ocel, Heimer & Associates, Ltd.

Minneapolis, Minnesota

May 19, 2006

BRENT ANDERSON ASSOCIATES, INC.

GENERAL AND ADMINISTRATIVE EXPENSES

Years Ended March 31, 2006 and. 2005

See Auditor's Report on the Supplementary Information

	2006	2005
Project manager wages	$ 1,476,075	$ 937,237
Shop wages	327,330	296,490
Administration wages	400,727	274,985
Payroll taxes	70,047	42,909
Pension expense	2,289	3,165
Insurance	253,278	204,310
Automobile expense	8,562	6,156
Office expense	40,446	41,188
Rent expense	246,920	209,010
Utilities	29,465	28,028
Telephone	67,597	56,193
Dues and permits	12,871	15,976
Training	9,721	3,243
Advertising	18,755	10,663
Travel	37,760	29,487
Equipment lease	33,901	34,862
Safety equipment	32,977	28,357
Bad debts	17,680	73,831
Professional fees	76,995	97,667
Automotive lease	174,270	131,452
Fines and penalties	1,405	5,791
Depreciation	382,256	405,079
Miscellaneous	81,847	41,028
	3,803,174	2,977,107
Intercompany management fee	34,716	34,716

	$ 3,768,458	$ 2,942,391

16

BRENT ANDERSON ASSOCIATES, INC.

FINANCIAL REPORT

September 30, 2006

UNAUDITED

C O N T E N T S

Page

FINANCIAL STATEMENTS
Balance sheets	2
Statement of operations	3
Statement of cash flows	4 & 5
Notes to financial statements	6-12

BRENT ANDERSON ASSOCIATES, INC.

BALANCE SHEETS

September 30, 2006

UNAUDITED

ASSETS	9/30/2006
CURRENT ASSETS
Cash	$6,523
Contract receivables, less allowance for doubtful accounts of $25,000:
Current billings	4,676,809
Retainage	688,080
Unbilled	642,165
Due from stockholder (Note 3)	155,337
Due to affiliated companies (Note 3)	(142,739)
Other receivables and prepaid expenses	310,926
Costs and estimated earnings in excess of billings on uncompleted contracts (Note 2)	772,395
Marketable equity securities	420,750
Inventory	358,110
Income tax refund receivable	-

Total current assets	7,888,356

PROPERTY AND EQUIPMENT (Notes 3, 4 and 6)
Construction equipment	1,576,948
Vehicles	409,685
Office equipment	770,059
Consulting equipment	1,920,910
4,677,602
Less accumulated depreciation	3,155,496
1,522,106

$9,410,462

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
Line of credit (Note 4)	$2,872,012
Current maturities of long-term debt (Note 6)	1,183,974
Accounts payable	3,450,663
Due to related parties (Note 3)	1,448,645
Billings in excess of costs and estimated earnings on uncompleted contracts (Note 2)	231,040
Accrued expenses	6,708

Total current liabilities	9,193,072

LONG-TERM DEBT, less current maturities (Note 6)	18,853

COMMITMENTS AND CONTINGENCIES (Notes 3 and 8)

STOCKHOLDER’S EQUITY
Common stock, $I par value; authorized 25,000 shares; issued and outstanding 1,000 shares	1,000
Additional paid-in capital	718,684
Unrealized gain on equity securities	145,750
Accumulated deficit	(666,867)
198,567

$9,410,462

See Notes to Financial Statements.

2

BRENT ANDERSON ASSOCIATES, INC.

STATEMENTS OF OPERATIONS

For Six Months ending September 30, 2006

UNAUDITED

	9/30/2006
		% of
	Amount	Revenues

Contract revenues earned	$13,545,177	100.0%

Cost of revenues earned	10,912,723	80.6

Gross profit	2,632,454	19.4

General and administrative expenses	2,351,704	17.4

Operating income (loss)	280,750	2.1

Non-operating income (expense):
Interest expense	(361,853)	(2.7)
Interest income	42,661	0.3
Gain (loss) on sale of equipment	21,761	0.2
	(297,431)	(2.2)

Income (loss) before income taxes	(16,681)	(0.1)

Income tax expense (benefit) (Note 7)	8,120	0.1

Net income (loss)	$(24,801)	(0.2)%

See Notes to Financial Statements.

3

BRENT ANDERSON ASSOCIATES, INC.

STATEMENTS OF CASH FLOWS

For Six Months ending September 30, 2006

UNAUDITED

9/30/2006
CASH FLOWS FROM OPERATING ACTIVITIES Cash received from contracts	$ 11,477,901
Cash paid to suppliers and employees	(12,133,603)
Interest and miscellaneous income received	42,661
Interest paid	(361,853)
Income tax refunds	--

Net cash provided by operating activities	(974,894)

CASH FLOWS FROM. INVESTING ACTIVITIES Proceeds from sale of property and equipment	21,761
Purchase of marketable equity securities	--
Purchase of property and equipment	(241,958)
Due from stockholder	191,573

Net cash used in investing activities	(28,624)

CASH FLOWS FROM FINANCING ACTIVITIES Net advances from (payments on) line of credit	398,012
Payments of long-term debt	--
Proceeds from long-term debt	600,409

Net cash used in financing activities	998,421

Decrease in cash and cash equivalents	(5,097)
Cash and cash equivalents: Beginning of year	11,620

End of year	$ 6,523
See Notes to Financial Statements.

4

9/30/2006
RECONCILIATION OF NET LOSS TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net income (loss)	$ (24,801)
Adjustments to reconcile net income (loss) to net cash from operating activities: Depreciation	187,921
Loss (gain) on sale of equipment	(21,761)
Bad debts	-
Deferred income taxes	-
Decrease (increase) in assets: Contract receivables	(2,139,576)
Due from affiliated companies	429,062
Other receivables and prepaid expenses	(259,812)
Costs and estimated earnings in excess of billings on uncompleted contracts	(417,682)
Inventory	(93,032)
Income tax refund receivable	-
Increase (decrease) in liabilities: Accounts payable	654,467
Due to related parties	992,241
Billings in excess of costs and estimated earnings on uncompleted contracts	(278,216)
Accrued expenses	(3,705)
Net cash provided by operating activities	(974,894)

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES: Unrealized gain on marketable equity securities	$ (397,375)

5

BRENT ANDERSON ASSOCIATES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1.	Nature of Business and Significant Accounting Policies

Nature of business:

Brent Anderson Associates, Inc. (the Company) is a construction services organization which provides subcontracted roofing and waterproofing services to general contractors located primarily in the Twin Cities metropolitan area and certain areas of out-state Minnesota, Wisconsin, and Iowa. The Company grants credit for contracted work performed and the resulting receivables are generally unsecured. The collection of amounts due from customers may be influenced by economic fluctuations in the construction industry.

A summary of the Company’s significant accounting policies follows:

Estimates and assumptions:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include contract progress and profitability for contracts accounted for using the percentage of completion method and the allowance for doubtful accounts.

Inventory:

Inventory consists of construction materials recorded at the lower of average cost or market using the average cost method.

Property and equipment:

Property and equipment is recorded at original cost. Depreciation is computed using the straight-line method over the estimated useful lives of individual assets. Additions, improvements or major renewals are capitalized while repairs and maintenance are charged to operations as incurred. When property or equipment is sold or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations.

6

The following estimated useful lives are used in computing depreciation expense:

Description	Useful life
Construction equipment and vehicles	5 years
Office equipment	3-7 years
Consulting equipment	5 years

Depreciation expense totaled $187,921 for six months ending September 30, 2006.

Revenue and cost recognition:

Revenues from fixed-price and modified fixed-price construction contracts are recognized using the percentage of completion method, measured by the percentage of costs incurred to date to estimated total costs for each contract. This method is used because management considers expended contract costs to be the best available measure of progress on these contracts.

Contract costs include all direct material, equipment and labor costs and those indirect costs related to contract performance, such as indirect labor and supplies. General and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, estimated profitability and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reliably estimated. The asset, “Costs and estimated earnings in excess of billings on uncompleted contracts,” represents revenues recognized in excess of amounts billed. The liability, “Billings in excess of costs and estimated earnings on uncompleted contracts,” represents billings in excess of revenues recognized.

Advertising:

The Company expenses the costs of advertising as incurred. Advertising expense was $5,724 for six months ending September 30, 2006.

Cash and cash equivalents:

For purposes of reporting cash flows, the Company considers all investments purchased with a maturity of twelve months or less to be cash equivalents. The Company occasionally has cash on deposit in a bank in amounts that are in excess of federally insured limits.

7

Income taxes:

Deferred income taxes are provided for temporary differences between reporting of income for financial statement and tax purposes arising from differences in the methods of accounting for depreciation. Accelerated depreciation is used for tax reporting and straight-line depreciation is used for financial statement reporting. The Company accounts for these differences by using the liability method, whereby the related tax consequences are measured using the applicable tax rate.

Contract receivables:

Contract receivables are customer obligations due under normal trade terms. Management performs continuing credit evaluations of customers’ financial condition and reviews contracts receivable on a periodic basis to determine if any receivables are potentially uncollectible. Amounts determined to be uncollectible are written off in the period in which such determination is made. The company has an allowance of $25,000 for doubtful accounts for the period ending September 30, 2006. The balances billed but not paid by customers pursuant to their contract retainage provisions will be due upon completion of the contracts and acceptance by the customer. Based upon the Company’s experience with similar contracts, all retainages are expected to be collected within one year. Unbilled receivables consist of work performed by the Company that will be billed upon approval of an appropriate change order request. The unbilled receivables were $642,165 for six months ending September 30, 2006.

Marketable equity securities:

Marketable equity securities are stated at fair value, and unrealized holding gains are reported as a separate component of stockholder’s equity. The aggregate cost as of September 30, 2006 was $275,000. The net unrealized gain at September 30, 2006 was $145,750 These securities have been restricted for resale until the earlier of 90 days after being listed on the AMEX or two years after the purchase date, March 2007.

8

Note 2.	Costs and Estimated Earnings on Uncompleted Contracts

6 Months Ending 9/30/2006

Costs incurred to date	$ 12,697,562
Estimated earnings	3,497,766
16,195,328
Less billings to date	15,653,973

$ 541,355

Included in the accompanying balance sheets under the following captions:

Costs and estimated earnings in excess of billings on uncompleted contracts	$ 772,395
Billings in excess of costs and estimated earnings on uncompleted contracts	(231,040)

$ 541,355

Note 3.	Related Party Transactions

The Company leases its office and warehouse space from a company owned by the stockholder and the stockholder’s spouse. The building lease expires March, 2007 and provides for annual rents which includes real estate taxes, insurance, utilities, and repairs and maintenance. Rent expense was $176,655 for six months ending September 30, 2006.

The Company hires subcontract labor from a company owned by the spouse of the stockholder. The subcontract labor costs were $5,025,405 for six months ending September 30, 2006. The amounts payable to this related company were $849,579 at September 30, 2006.

The Company had payables to related companies in the amount of $142,739 at September 30, 2006.

The Company had a receivable from its stockholder in the amount of $155,337 at September 30, 2006.

The Company has notes payable due to related parties in the amount of $1,448,645 at September 30, 2006.

9

The Company’s fixed assets include, under the heading of Consulting Equipment, a slide portfolio purchased from the stockholder. There were no additions for the six month period ending September 30, 2006.

Note 4.	Line of Credit

The Company has a revolving line of credit with Eagle Crest Capital Bank through August 2007, which enables the Company to borrow up to $2,500,000 at .5% above the Wall Street Journal prime interest rate. The loans are secured by substantially all assets of the Company, guaranteed by the stockholder and collateralized by assets of the stockholder and his spouse. The agreements contain numerous covenants as of September 30, 2006, some of which the Company is in violation. The Company is currently in negotiations with the bank to restructure their debt.

Note 5.	Retirement Plan

The Company has a Profit Sharing and Retirement Savings Plan covering substantially all employees not covered by union-sponsored retirement plans.

Employees who meet certain age and service requirements may elect to contribute up to 15% of their salaries, up to a maximum of $12,000, to the plan.

The Company’s contribution is discretionary. For the six months ending September 30, 2006, the Company contributed an amount equal to 50% of the participants’ contributions. Expenses for the retirement plan totaled $1,134 for six months ending September 30, 2006.

10

Note 6.	Long-Term Debt

The Company’s notes payable included the following at September 30, 2006:

9/30/2006

Note Payable, Home Federal Savings Bank, due in monthly installments of $33,151 including interest at 7.5%, secured by all Company assets, stockholder assets, personally guaranteed by stockholder, payable on demand, matures May, 2007

$ 313,654

Note Payable, Home Federal Savings Bank, due in monthly installments of $5,015 including interest at 7.5%, secured by all Company assets, stockholder assets, personally guaranteed by stockholder, payable on demand	44,096

Note Payable, Carlton Financial, monthly installments of $575 including interest at 10.92%, secured by various assets, matures July, 2008	11,410

Equipment notes payable, interest at 0% to 21%, secured by equipment, various maturity dates through 2008	62,410
431,570
Less current maturities	412,717

$ 18,853

Aggregate annual maturities of long-term debt are as follows at September 30, 2006:

2007	$ 412,717
2008	14,581
2009	4,272

$ 431,840

At September 30, 2006, the company was in violation of the covenants on the Home Federal Savings Bank debt. This debt has been classified as current for financial statement purposes. The Company has been negotiating with the bank to restructure this debt.

11

Note 7.	Income Taxes

The provision for taxes on income consists of the following at September 30, 2006:

9/30/2006

Current
Federal (refunds)	$ -
State	8,120
Deferred income taxes	-

$ 8,120

Note 8.	Lease Commitments

The Company leases equipment and vehicles under non-cancelable lease agreements expiring through February, 2008. The leases are personally guaranteed by the stockholder. Total rent expense under these leases was $89,579 for six months ending September 30, 2006.

Future minimum lease payments under these leases are as follows at September 30, 2006:

2007	$ 40,425
2008	44,260

$ 84,685

Note 9.	Financial Results and Liquidity

Although The Company has net income of $308,137 for 2006, the Company had incurred net losses of $1,402,795 and $498,789 for the years 2005 and 2004, respectively. The Company is making an effort to combat this negative trend by replacing various key employees having a direct impact on job profitability, segmenting its operating units to determine which areas need improvement and bidding more projects with higher profitability potential.

In connection with the negative cash flows for 2006 and 2005, the Company is in the process of restructuring its debt.

12

Unaudited Pro Forma Condensed Balance Sheet
At September 30, 2006

	Aduddell Industries	Brent Anderson Associates			Pro Forma
	9/30/2006	9/30/2006	Adjustments		9/30/2006
Assets
Current Assets
Cash	$723,267	$6,523	(729,790)	(1)	$-
Accounts receivable, net of allowance
for doubtful accounts	6,614,328	6,007,054			12,621,382
Costs and estimated earnings in excess of
billings on uncompleted contracts	5,718,550	772,395			6,490,945
Prepaid expenses	341,186	310,926			652,112
Employee and other receivables, net of
allowance for doubtful accounts	432,947	(142,739)			290,208
	13,830,278	6,954,159			20,054,647

Non-Current Related Party Receivable		155,337			155,337

Property and Equipment	5,400,483	4,677,602			10,078,085
Less: accumulated depreciation	(1,196,007)	(3,155,496)			(4,351,503)
	4,204,476	1,522,106			5,726,582
Other
Investments	578,611	420,750			999,361
Intangible Assets	537,783				537,783
Inventory		358,110			358,110
Deferred tax asset	-	-			-
	1,116,394	778,860			1,895,254

	$19,151,148	$9,410,462			$27,831,820

Liabilities and Stockholders' Equity
Current Liabilities
Current portion of long-term debt	$1,210,872	$4,055,986	(729,790)	(1)	$4,537,068
Accounts and subcontract payables	3,482,844	4,899,308			8,382,152
Accrued liabilities	675,192	6,708			681,900
Insurance payable	97,164				97,164
Income tax payable					-
Billings in excess of costs and estimated
earnings on uncompleted contracts	94,892	231,040			325,932
	5,560,964	9,193,042			14,024,216

Long-Term Debt (Net of Current Portion)	135,742	18,853			154,595

Deferred Income Taxes	180,000				180,000

Stockholders' Equity
Preferred stock ($0.001 par value, 20,000,000
shares authorized, no shares issued and
outstanding)	-	-			-
Common stock ($0.001 par value, 100,000,000
shares authorized, 48,737,921 and 48,737,921
shares issued and outstanding at December 31,

2005 and 2004)	50,188	1,000	(1,000)	(2)	50,188
Paid-in capital	3,342,262	718,684	1,000	(2)	4,061,946
Unrealized gain (loss) on available-for-sale securities	5,656	145,750			151,406
Retained earnings	9,876,336	(666,867)			9,209,469
	13,274,442	198,567			13,473,009

	$19,151,148	$9,410,462			$27,831,820

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

(1) (729,790)	Payment towards current portion of long term debt
(729,790)	Total adjustments to cash

(2) (1,000)	Reclassification of common stock subject to redemption to paid-in-capital
1,000	Reclassification of common stock subject to redemption to paid-in-capital

Unaudited Pro Forma Condensed Combined Statement of Operations
Periods Ending September 30, 2006
	Aduddell Industries	Brent Anderson Associates
	9 Months Ending	6 Months Ending		Pro Forma
	9/30/2006	9/30/2006	Adjustments	9/30/2006

Revenues	$23,947,068	$13,545,177		$37,492,245

Operating Expenses
Cost of sales	20,924,829	10,912,723		31,837,552
Selling, general and administrative	3,232,753	2,351,704		5,584,457
Warranty expense	121,749			121,749
	24,279,331	13,264,427		37,543,758

Operating Income	(332,263)	280,750		(51,513)

Other Income (Expense)
Interest and dividend income	300,102	(319,192)		(19,090)
Gain(loss) on sale of equipment	28,739	21,761		50,500
Other income	79,798			79,798
	408,639	(297,431)		111,208
Net Income from Operations
Before Income Taxes	76,376	(16,681)		59,695

Income tax expense	(5,000)	8,120		3,120

Net Income Before Discontinued
Operations and Sale of Discontinued
Business	81,376	(24,801)		56,575

Discontinued Operations
Gain (loss) on forgiveness of debt from
operations net of income taxes	-	-		-
Gain (loss) on sale of discontinued
operations net of income taxes	-	-		-

Net Income	81,376	(24,801)		56,575

Other Comprehensive Income
Unrealized holding gains	9,225			9,225
Reclassification adjustment	-	-		-

Comprehensive Income	$90,601	$(24,801)		$65,800

Primary Earnings per Share	$-	$-		$-

Fully Diluted Earnings per Share	$-	$-		$-

Earnings per Share from
Discontinued Operations	$-	$-		$-

Earnings per Share from
Continuing Operations	$-	$-		$-

Unaudited Pro Forma Condensed Combined Statement of Operations
Year Ended December 31, 2005

	Aduddell Industries 12 Months Ending 12/31/2005	Brent Anderson Associates 12 Months Ending 3/31/2006	Adjustments	Pro Forma 12/31/2005

Revenues	$59,227,145	$20,843,984		$80,071,129

Operating Expenses
Cost of sales	41,668,047	16,078,364		57,746,411
Selling, general and administrative	2,772,785	3,768,458		6,541,243
Warranty expense	138,847	-		138,847
	44,579,679	19,846,822		64,426,501

Operating Income	14,647,466	997,162		15,644,628

Other Income (Expense)
Interest and dividend income	86,039	(683,638)		(597,599)
Gain(loss) on sale of equipment	12,369	(362)		12,007
Other income	197,862	-		197,862
	296,270	(684,000)		(387,730)
Net Income from Operations
Before Income Taxes	14,943,736	313,162		15,256,898

Income tax expense	5,618,797	5,025		5,623,822

Net Income Before Discontinued
Operations and Sale of Discontinued
Business	9,324,939	308,137		9,633,076

Discontinued Operations
Gain (loss) on forgiveness of debt from
operations net of income taxes	-	-		-
Gain (loss) on sale of discontinued
operations net of income taxes	-	-		-

Net Income	9,324,939	308,137		9,633,076

Other Comprehensive Income
Unrealized holding gains	14,146	-		14,146
Reclassification adjustment	-	-		-

Comprehensive Income	$9,339,085	$308,137		$9,647,222

Primary Earnings per Share	$0.19	$.01		$0.20

Fully Diluted Earnings per Share	$0.12	$-		$0.12

Earnings per Share from
Discontinued Operations	$-	$-		$-

Earnings per Share from
Continuing Operations	$0.19	$.01		$0.20

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADUDDELL INDUSTRIES, INC.
/s/ Reggie Cook Reggie Cook Chief Financial Officer and Secretary
May 24, 2007